SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 26, 2004

VERISITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2041 Landings Drive

Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 934-6800

Item 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2004, Verisity Ltd. issued a press release announcing its financial results for the quarter ended March 31, 2004 and held a conference call regarding those results. Verisity Ltd. filed with the SEC the press release as Exhibit 99.1 under a Form 8-K on April 26, 2004. The transcript of the conference call relating to the financial results for the quarter ended March 31, 2004 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD.
(Registrant)

Date: April 29, 2004	By:	/s/ Charles Alvarez
Charles Alvarez
Vice President of Finance and
Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of April 26, 2004 earnings call.